                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        (Date of Earliest Event Reported)
                                  June 30, 2000
                                 Date of Report

                             ISEMPLOYMENT.COM, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Wyoming                                     86-0970152
 ---------------------------------           -----------------------------------
   (State or other jurisdiction                        (IRS Employer
        of incorporation)                           Identification No.)


                                    000-28611
                            ------------------------
                            (Commission File Number)

                            213-380 Pelissier Street
                            Windsor, Ontario N9A 6W8
                                     Canada
--------------------------------------------------------------------------------
               (Address of principal executive offices (zip code))

                                 (519) 258-8318
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                             Magical Marketing, Inc.
                             10130 E. Winding Trail
                             Tucson, Arizona 85749
--------------------------------------------------------------------------------
                        (Former Name and Former Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

       (a) Pursuant to a Plan of Merger dated June 30, 2000, the shareholders of Magical Marketing, Inc., a Wyoming corporation ("Magical" or the "Company"), acquired all of the issued and outstanding capital stock of ISEmployment.com, Inc. ("ISEmployment.com") from the shareholders of ISEmployment.com in a share exchange for an aggregate of 400,000 shares of Magical's common stock, par value $0.001 per share (the "Share Exchange"), resulting in a change of control of the Registrant. Pursuant to the plan, the Registrant's then officers and directors resigned and were replaced by new management as set forth below. There were two shareholders of ISEmployment.com immediately prior to the Share Exchange. They were Frank Ulakovich and Scott Murray who each held 1,000,000 shares of common stock. As a result of the Share Exchange, 100% of the outstanding capital stock of ISEmployment.com is owned by Magical and ISEmployment.com ceased to exist. Magical has also changed its name to ISEmployment.com, Inc. and has elected a new board of directors. Prior to the Share Exchange, Magical had 1,000,000 shares of common stock issued and outstanding. Following the Share Exchange, Magical has 600,000 shares of common stock issued and outstanding. As part of the transaction, Daniel L. Hodges' 800,000 common shares of Magical were purchased for $200,000 and then cancelled. A copy of the Plan is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

       (b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock based on 600,000 shares issued and outstanding after the Share Exchange.:


Amount of Common Stock Beneficially Owned         Percent of Common Stock Beneficially Owned (1)
-----------------------------------------         ----------------------------------------------

Directors and Officers

Frank Ulakovich              200,000                                33%
Scott Murray                 200,000                                33%

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       (a) The consideration provided by the parties pursuant to the Plan of Merger was negotiated between Magical's largest shareholder, Daniel L. Hodges, and the former ISEmployment.com shareholders. In evaluating the Share Exchange transaction, Daniel L. Hodges used criteria such as the value of the assets of ISEmployment.com, ISEmployment.com's ability to compete in its markets and the current and anticipated business operations of ISEmployment.com. ISEmployment.com considered the value of Magical's status as a publicly reporting company and its ability to succeed to the reporting status of Magical.

                                    BUSINESS

       ISEmployment.com is a development stage company which will provide on-line human resources and recruiting services for the Information Systems industry. ISEmployment.com's website and on-line service is anticipated to be operational by the third quarter of 2000. ISEmployment.com's on-line human resources and recruiting services specifically addresses the tight labor market in the United States for Information System Professionals and also provides a cost effective mechanism for employers to access the relative abundance of qualified foreign candidates. This service is different from the job and resume posting sites currently available on the Internet by providing a virtual human resources center and a virtual recruitment and selection system. The system also contains an advance module that simplifies the hiring of foreign workers.

       ISEmployment.com's site is a virtual human resource site designed to automate the recruiting and selections process. Our site requires the candidates to input their personal information, which includes name, address, location preference, wage expectancy and job position sought. A candidate is required to detail his or her hardware and software experience, showing both years experience as well as age of experience. This information is gathered by a precise technical application, a project resume and a section which allows the candidates to "paste" their version of their resume (candidates' resumes will be searched using a "keyword" search application). The candidate will then be required to complete a soft skill evaluation section of the database. This section will allow the potential employer a brief insight into the candidate's personality. The system will then ask the candidate to input three work related references, that will be verified by ISEmployment.com's human resources assistants. Once completed, the reference checks will be available for potential employees to view on-line. If applicable, the candidate will be asked to fill out the immigration questionnaires that will be presented as a form letter once the process is complete. The pre-immigration screen will cover questions related to inadmissibility issues, such as prior arrests, convictions and refused entry into the United States. This visa assistance is only for TN (NAFTA) visas only. If the candidate requires additional information or immigration assistance, they will be linked automatically to approved immigration lawyers. Once the data is entered into the database, one of ISEmployment.com's human resources assistants will contact the candidate to check for truth and accuracy. Once this is completed, the information becomes active in the database and the applicant will be allowed to modify the application as time goes on. The system will automatically e-mail each candidate every fifteen days, requesting their status and availability.

       An employer interested in the site is requested to complete a site registration set up questionnaire and is issued a password. Once the set up is complete, the employer will be asked to complete the profile section, which will provide background information for candidates to use prior to an interview. When the employer is ready to search the database, they will be prompted by the system to log in using their assigned password. Once accepted, the employer will then be allowed to input the skill set(s) that they are seeking along with the years of experience required. The employer will then initiate the search query and the system will produce a list of candidates, their skills that match the query, along with the percentile rank of the match of skills to the query. The output at this point will not offer personal information, references or candidate qualifiers. The employer will only see the skill set synopsis, which consist of the educational history, project resume, the candidates' personal resume and soft skill evaluation. Once the employer selects the candidate(s) that they wish to interview, their account automatically gets debited for each selection. The employer is notified of the charge and the contact information for each candidate is then given. Along with the contact information, the system will allow the employer access to each candidate's audio/video clip and reference checks.

       ISEmployment.com will also offer a "hr tools" section which will allow registered users access to chat sessions and human resource links. The chat sessions will run at posted intervals and will offer free advice on current human resource issues, including such issues as immigration, recruiting and relocation. Each chat session will be headed by an accredited professional in the field. The "hr tools" will offer the candidate numerous help pages like the dos and don'ts of interviews, salary calculators and relocation information.

                                  RISK FACTORS

An investment in our stock involves a high degree of risk. The achievement of our business objectives is subject to a number of market and other factors beyond our control, and our future prospects are speculative.

If we make any forward-looking statements or assumptions concerning our future business activities, revenues, profits or financial condition, or if we make any forward-looking statements concerning our industry, the economy, technological changes or our competitors, you should recognize that our predictions and assumptions are subject to a great deal of uncertainty. Actual results could differ materially from our predictions and assumptions, particularly given the highly speculative nature of our business and that of other Internet-related businesses in our industry. If our predictions prove to be too optimistic, the value of our business could be adversely impacted and our shareholders will probably lose money.

Our shareholders could find that there is nobody willing to purchase their shares when they want to sell, and it is possible that our shareholders could lose their entire investment in our stock.

Our stock should only be purchased by speculators who understand the high level of risk that a purchase of our stock entails and who are willing and able if necessary to hold our stock for an extended period of time, or indefinitely, and to risk the loss of their entire investment in our stock. If you are a suitable investor for ISEmployment.com, you should fully understand the following material risk factors:

If the Internet provides not to be a viable commercial marketplace, it could have a material adverse effect on our business.

We expect a substantial portion of our future revenue to come from the continued development of our products and services to be distributed over the Internet. The business use of the Internet is still in its infancy, and it is possible that the Internet may not prove to be a viable commercial marketplace. Known issues in this regard include inadequate development of Internet infrastructure to date, competing technology, delays in the development of new standards and protocols required to handle increased Internet activity, and the possibility of significant government regulation (locally, nationally and internationally). Moreover, concerns over the security of Internet transactions and the privacy of users may inhibit the growth of the Internet, particularly as a means of conducting commercial transactions. To the extent that our activities involve the storage and transmission of proprietary information, such as credit card numbers, security breaches could expose us to a risk of loss or litigation and possible liability. We cannot assure you that contractual provisions attempting to limit our liability in such areas will be adequately implemented or enforceable, or that other parties will accept such contractual provisions as part of our agreements.

We have no fully resolved some other critical issues concerning our use of the Internet, including reliability, cost, ease of deployment, administration and quality of service. This may affect our ability to maintain our business, expand product marketing, improve communications and increase business efficiencies.

If we do not successfully develop new and enhanced Internet services and products, our revenues could be adversely impacted.

Business on the Internet is characterized by:

      -   rapid technological change;

      -   frequent changes in user requirements and preferences;

      - frequent new product and service introductions embodying new processes and technologies; and

      - evolving industry standards and practices that could render our information delivery practices obsolete.

Our success will depend partly on our ability to improve our existing services, develop new product offerings, use Web technology to enhance our existing product offerings, extend our market reach, and respond to technological advances, emerging industry standards and competitive offerings. We cannot assure you that we will be successful in these endeavors.

Evolving Internet technology and standards increase the risk that system interruptions will occur. Our Internet operations are also vulnerable to interruption by fire, power loss, telecommunications failure and other events beyond our control. System interruptions that result in the unavailability of our Web site, or slower response times for users, could reduce the fees we collect from consumers and businesses using our database information products over the Internet.

ISEmploymnet.com has no operating history or any revenues or earnings from operations.

ISEmployment.com has no significant assets or financial resources. ISEmployment.com has operated at a loss to date and will, in all likelihood, continue to have operating expenses without corresponding revenues.

An investment in our common stock may be very illiquid, and we have never paid cash dividends.

Although our shares are not traded on any exchange or bulletin board and there is currently no broadly followed "established trading market" for our shares, and we cannot assure you that any such market will ever develop or be maintained. The absence of an active trading market would reduce the liquidity of an investment in our shares.

Any market price for our shares is likely to be very volatile, and numerous factors beyond our control may have a significant adverse effect on prices.

We have never paid cash dividends on our capital stock and do not anticipate paying any cash dividends for the foreseeable future.



                                   COMPETITION

       The market for online recruiting services is relatively new, intensely competitive and rapidly evolving. There are minimal barriers to entry, and current and new competitors can launch new web sits and add content at relatively low costs within relatively short time periods. We expect competition to persist and intensify and the number of competitors to increase significantly in the future. We compete against other online recruiting services, such as Monster.com, Headhunter.net, Career Path and Career Mosaic, as well as corporate Internet sites, and not-for-profit web sites operated by individuals, educational institutions and governments. In addition to this online competition, we compete against a variety of companies that provide similar content through one or more media, such as classified advertising, radio and television. Many of our current and potential competitors, including those mentioned above, have significantly greater financial, technical and marketing resources, longer operating histories, better name recognition and more experience that we do. Many of our competitors also have established relationships with employers, recruiters and other job posters.

       To compete successfully, we must continue to attract more employers, recruiters and job seekers, and generate fees. The competitive factors attracting employers, recruiters and job seekers to our web site include the quality of presentation and the relevance, timeliness, depth and breadth of recruiting information and services offered on, and the ease of use of, our web site. Our competitors' services may be sufficiently attractive to employers, recruiters and job seekers to dissuade them from using our web site. If we are unable to attract a significant number of employers, recruiters and job seekers to our web site, our business, financial condition and results of operation will suffer.

                                   THE MARKET

       The emergence of the Internet and the growth in its use has made it an attractive medium for online recruiting. We believe online recruiting is superior to traditional means of recruiting and job searching because it is interactive, easily accessible, timely and more cost-effective. As Internet usage becomes more widespread, we expect companies from a broad range of industries to increase their online recruiting efforts. As the online recruiting market matures, we believe that employers and recruiters will increasingly utilize those online recruiting services that enable them to access a large number of job seekers and exercise a high degree of control over the exposure of their job opportunities. We believe our product and services will positions us to take advantage of this market opportunity.

                                 GROWTH STRATEGY

       ISEmployment.com's objective is to be one of the leading providers of online recruiting services to employers and recruiters, especially within the information systems niche of that field. The industry is currently served by a small number of on-line systems that are interactively passive and have limited capability. In contrast, ISEmployment.com's system is an advanced search engine with a unique immigration function that will allow employers to access additional qualified candidates. In addition to providing an advance search engine, the key elements of ISEmployment.com's strategy are the following:

       INCREASE AWARENESS OF ISEMPLOYMENT.COM. We plan to increase awareness of the ISEmployment.com brand through an aggressive marketing campaign that combines a combination of online and traditional advertising, direct marketing and strategic relationships.

       AGGRESSIVELY BUILD AND EXPAND OUR SALES FORCE. We plan to rapidly expand our direct sales and telephone sales efforts by developing and then adding to our existing sales force and by opening additional sales offices in key metropolitan areas to further penetrate these markets.

       PROMOTE AND ENHANCE WEB SITE FUNCTIONALITY. We intend to make the process of posting and searching job opportunities on our web site easier and faster by increasing the usability and functionality of our web site. With the re-launch of our web site planned for July 2000 we expect to create this ease of use for our customers.

       DEVELOP STRATEGIC RELATIONSHIPS. We will enter into and evaluate strategic relationships as a means to increase traffic to our web site, enhance visibility of job opportunities, increase awareness of the ISEmployment.com brand, and provide marketing and cross-promotional opportunities. We will also continue to use our relationship with ITR and its ability to accentuate ISEmployment.com's business model and presence on the Internet.

       ACQUISITIONS OF COMPLEMENTARY BUSINESSES OR TECHNOLOGIES. We will explore acquisition and investment opportunities if we believe they will enable us to accelerate our growth plan, add new content, develop new technologies or penetrate new markets. We will also pursue others within our niche market that may desire to become part of the ISEmployment.com brand.

                              GOVERNMENT REGULATION

       There are an increasing number of laws and regulations pertaining to the Internet, including laws or regulations relating to user privacy, liability for information retrieved from or transmitted over the Internet, online content regulation, user privacy and domain name registration. Moreover, the applicability to the Internet of existing laws governing issues such as intellectual property ownership and infringement, copyright, patent, trademark, trade secrets, obscenity, libel, employment and personal privacy is uncertain and developing. We may become subject to burdensome government regulation, which may add additional costs to operating our business on the Internet or decrease demand for our services.

       PRIVACY CONCERNS. Government agencies are considering adopting regulations regarding the collection and use of personal identifying information obtained from individuals when accessing web sites. While we have implemented and intend to implement additional programs designed to enhance the protection of the privacy of its users, these programs may not conform to any regulations adopted by these agencies. In addition, these regulatory and enforcement efforts may adversely affect our ability to collect demographic and personal information from users, which could have an adverse effect on our ability to provide advertisers with demographic information. The European Union has adopted a directive that imposes restrictions on the collection and use of personal data. The directive could impose restrictions that are more stringent than current Internet privacy standards in the United States. The directive may adversely affect the activities of businesses that engage in data collection from users in European Union member countries.

        DOMAIN NAMES. Domain names are the user's Internet "addresses." The current system for registering, allocating and managing domain names has been the subject of litigation and of proposed regulatory reform. Although we have registered "ISEmployment.com" as a domain name, third parties may bring claims for infringement against us for the use of their trademark. There can be no assurance that our domain name will not lose its value, or that we will not have to obtain entirely new domain names in addition to or in lieu of our current domain names if reform efforts result in a restructuring in the current system.

       JURISDICTIONS. Due to the global nature of the Internet, it is possible that, although our transmissions over the Internet originate primarily in Windsor, the governments of other states and foreign countries might attempt to regulate our business activities. In addition, because our service is available over the Internet in multiple states and foreign countries, these jurisdictions may require us to qualify to do business as a foreign corporation in each of these states or foreign countries, which could subject us to taxes and other regulations.

                                    EMPLOYEES

       ISEmployment.com currently has 2 employees. ISEmployment.com relies heavily on its current officers in operating its business.

                                    PROPERTY

       ISEmployment.com's principal executive offices are located in 2400 square feet at 213-380 Pelissier Street, Windsor, Ontario, Canada. The Company leases the executive offices for $20,000 a year from Mr. Murray, President of the Company. Management believes that the terms of this lease are as favorable as those that the Company could obtain from an unaffiliated party. The Company has recently entered into a lease to rent additional office space of 4100 square feet at 2405 Ouellette Avenue, Windsor, Ontario, Canada, beginning in June. The new lease will cost $51,200 per year.

                                   LITIGATION

       There is no outstanding material litigation in which the Company is involved and the Company is unaware of any threatened actions or claims against it.

                            DESCRIPTION OF SECURITIES

       The Company has an authorized capitalization of 100,000,000 shares of common stock, $.001 par value per share ("Common Stock").

COMMON STOCK

       Following the Share Exchange, there were 600,000 shares of the Company's Common Stock issued and outstanding. The holders of the Company's common stock are entitled to one non-cumulative vote for each share held of record on all matters submitted to a vote of shareholders. The holders of common stock are entitled to receive ratably any dividends that are declared by the Company's Board of Directors out of funds legally available therefor and are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company. Holders of Company's Common Stock have no preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto.

TRANSFER AGENT

       The transfer agent for the Company's Common Stock is Holladay Stock Transfer Company, 2939 North 67th Place, Scottsdale, Arizona 85251.

                  DIVIDEND; MARKET FOR THE COMPANY'S SECURITIES

       During the last two years, no dividends have been paid on the Company's stock and the Company does not anticipate paying any cash dividends in the foreseeable future. Although it is the Company's intention to utilize all available funds for the development of the Company's business, no restrictions are in place which would limit or restrict the ability of the Company to pay dividends.

       There is no public market for the Company's Common Stock. The Company's Common Stock may be traded in over-the-counter market in the near future, however, there can be no assurance of when or as to price at which the trading in Company's Common Stock will occur.

                                   MANAGEMENT

       Information as to the directors and officers of the Company is as follow:

       Scott Murray has served as a director of ISEmployment.com, Inc. since its inception and became Co-Chief Executive Officer at that time. Mr. Murray has served as President of International Technical Recruiting (ITR), a traditional recruitment and placement firm that represents many Fortune 500 companies from 1995 through the first quarter of 2000. Mr. Murray was a Co-Founder of ITR, which was established in the year 1995. Mr. Murray has also assumed the role of Chief Financial Officer of the Company until a suitable replacement can be found. Mr. Murray is a co-founder of the Company. Mr. Murray will share part of his responsibilities with his Co-Chief Executive Officer Mr. Ulakovich; these responsibilities include strategic planning, quality control and management of the Company's personnel. Mr. Murray serves Chairman of the Society of Manufacturing Engineers and holds a seat on the Regional Committee for the Society of Manufacturing Engineers.

       Frank Ulakovich has served as a Chairman of the Board of ISEmployment.com, Inc. since its inception and became Co-Chief Executive Officer at that time. Mr. Ulakovich has served as Vice-President Technical Recruiting of International Technical Recruiting (ITR), a traditional recruitment and placement firm that represents many Fortune 500 companies from 1995 through the first quarter of 2000. Mr. Murray directed the operations and expansion of ITR's technical division with the assistance and guidance of Mr. Murray. Mr. Murray was a Co-Founder of ITR, which was established in the year 1995. Mr. Ulakovich will share part of his responsibilities with his Co-Chief Executive Officer Mr. Murray; these responsibilities include strategic planning, quality control and management of the Company's personnel. Mr. Ulakovich is a former President of the Canadian Information Processing Society. Mr. Ulakovich was a professor of Information Systems at Saint Clair College.


Name                            Age        Position
----                            ---        ---------
Scott F. Murray                 30         President, Co-CEO and Treasurer
Frank Ulakovich                 29         Chairman of the Board, Co-CEO and Secretary

                             EXECUTIVE COMPENSATION

       Scott F. Murray and Frank Ulakovich each receives $48,000 a year each in salary. They do not receive any other benefits. It is anticipated that in the future senior management will be provided additional benefits comparable for their industry.

                              RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND RELATED TRANSACTIONS

       Except for the lease between Mr. Murray and the Company for the Company's executive offices described above in Property, no member of the management, officers, or directors is or has a direct or indirect interest in a material transaction or contract with the Company.

INDEBTEDNESS OF MANAGEMENT

       No member of the management, officers, or directors is or has been indebted to the Company. No director or officer is personally liable for the repayment of amounts of any financing received by the Company.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

       Wyoming law authorizes a Wyoming corporation to indemnify its officers and directors against claims or liabilities arising out of such person's conduct as officers or directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company. The Articles of Incorporation provide for indemnification of the directors of the Company. In addition, the Bylaws of the Company provide for indemnification of the directors, officers, employees or agents of the Company. In general, these provision provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements are set forth below.

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                              Financial Statements
                            As of April 30, 2000 and
                          The Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
ISEmployment.com, Inc.

       We have audited the accompanying balance sheet of ISEmployment.com, Inc. (A Development Stage Company) as of April 30, 2000, and the related statements of operations, stockholders' deficit, and cash flows for the period from March 7, 2000 (date of inception) to April 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ISEmployment.com, Inc. as of April 30, 2000, and the results of its operations and its cash flows for the period from March 7, 2000 (date of inception) to April 30, 2000 in conformity with generally accepted accounting principles.

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has a cumulative loss of $152,909 and limited cash resources with which to carry out management's plans. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Levitz, Zacks & Ciceric
San Diego, California
June 20, 2000

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                                  Balance Sheet
                                 April 30, 2000



                                     ASSETS

Current Assets:
 Cash                                                                         $  2,037
                                                                              ---------


   Total current assets                                                          2,037


 Deposits                                                                        8,442
                                                                              ---------


   Total assets                                                               $ 10,479
                                                                              =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:

  Accounts payable                                                            $ 10,200
  Advances payable
                                                                                42,147
                                                                               141,041
  Loans payable                                                               ---------

   Total current liabilities                                                   163,388
                                                                              ---------


Stockholders' Deficit:

  Common stock; $.0001 par value; 10,000,000 shares
    authorized; 2,000,000 shares issued and outstanding                            200
  Receivable for common stock                                                     (200)
  Deficit accumulated during the development stage                            (152,909)
                                                                              ---------

   Total stockholders' deficit                                                (152,909)
                                                                              ---------


      Total liabilities and stockholders' deficit                             $ 10,479
                                                                              =========



                 See accompanying notes to financial statements

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                             Statement of Operations
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000



System development costs                                                    $  140,136

General and administrative costs                                                12,773
                                                                            ----------
     Loss before income taxes                                                  152,909

Income taxes                                                                        -0-
                                                                            ----------
     Net loss                                                               $  152,909
                                                                            ==========

                                                                                 $ .08
Basic and diluted loss per share                                            ==========

                                                                             2,000,000
Weighted average basic and diluted shares outstanding                       ==========











                 See accompanying notes to financial statements

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                       Statement of Stockholders' Deficit
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000




                                                                      Receivable
                                                                         for
                                                               Common Stock
                                                              --------------         Common        Total
                                  Date            Shares      Amount        Stock    Deficit     Retained
                              -------------   ------------- ------------ ----------- ----------  ----------




Sale of stock for receivable   March 7, 2000    2,000,000     $ 200      $(200)     $   -0-       $  -0-

Net loss for the period
  from March 7, 2000 to
  April 30, 2000                                                                     (152,909)    (152,909)
                                               ----------     ------     --------    --------     --------


Balance, April 30, 2000                         2,000,000     $  200     $   (200)   $(152,909)  $(152,909)
                                               ==========     ======     ========    =========   =========














                 See accompanying notes to financial statements

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                             Statement of Cash Flows
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Cash flows from operating activities:


  Net loss
                                                                                             $(152,909)

  Adjustments to reconcile net loss to net cash used in operating activities:
    System development expenses incurred by assumption of
      a related party loan                                                                      96,555
    System development expenses incurred by assumption of
      advances payable                                                                          42,147
    Increase in deposits                                                                       (8,442)
    Increase in accounts payable                                                                10,200
                                                                                              --------

       Net cash used in operating activities                                                   (12,449)
                                                                                              --------

Cash flows from financing activities:
  Proceeds from loans payable                                                                  111,041
  Repayment of a related party loan                                                            (96,555)
                                                                                              --------

      Net cash provided by financing activities                                                 14,486
                                                                                              --------

      Increase in cash                                                                           2,037

Cash at March 7, 2000 (date of inception)                                                         -0-
                                                                                              --------

Cash at April 30, 2000                                                                         $ 2,037
                                                                                              ========


Supplemental disclosure of non-cash investing and financing activities:

-------------------------------------------------------------------------------
   The Company incurred system development expenses by assuming a loan payable in conjunction with the development of the concept, programming, data base and web site that are intended to be used by the Company.

-------------------------------------------------------------------------------








                 See accompanying notes to financial statements

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Note 1. THE COMPANY AND A SUMMARY OF ITS
            SIGNIFICANT ACCOUNTING POLICIES

            ISEmployment.com, Inc. (the Company), a Delaware corporation, has been in the development stage since its formation on March 7, 2000. It is primarily engaged in raising capital and developing an on-line human resources and recruiting service for the information systems industry.

            Prior to the Company's inception, individuals who became the Company's stockholders (the Company's founders) and an entity they controlled incurred costs in the development of the concept, data base, software and web site intended for the Company's operations. Management anticipates that subsequent to April 30, 2000, these parties will transfer the rights to the data base, software, web site and other related intangible assets to the Company in exchange for common stock. The Company will record the transfer at the transferors' historical cost basis of the assets.

            Revenue Recognition

            Revenue from providing services to customers will be recognized when the services are rendered.

            Capitalization of Internal-Use Software Costs

            During the preliminary project stage, the Company expenses internal and external costs it incurs, or assumes from related parties, to develop internal-use software. During the application development project stage the Company capitalizes such costs and will amortize them on the straight-line method over their expected useful lives.

            Start-Up Costs

            The Company expenses organization and start-up costs as incurred.

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Note 1.     THE COMPANY AND A SUMMARY OF ITS
            SIGNIFICANT ACCOUNTING POLICIES (continued)

            Income Taxes

            Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amount of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

            Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

            New Accounting Pronouncements

            The Company does not expect the adoption of any issued, but not yet effective, accounting pronouncements to have a material effect, if any, on its financial position or results of operations.

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Note 2.     GOING CONCERN UNCERTAINTY

            As shown in the financial statements, the Company has a cumulative loss of $152,909 and $2,037 of cash at April 30, 2000. The Company currently has no sales. Accounts payable and future commitments exceed the Company's cash balance. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans to address these issues include transferring to the Company, in exchange for common stock, the rights to the concept, data base, software, web site and other intangible assets intended for the Company's operations. In order to continue as a going concern, develop and commercialize its technology and, ultimately, achieve a profitable level of operations, the Company will need, among other things, additional capital resources and financing. Management's plans to obtain such resources for the Company include (1) raising additional capital through sales of common stock, the proceeds of which would be used to perfect the Company's technology and services and satisfy immediate operating needs; and (2) using common stock to pay for consulting and professional services. Management has been in discussion with various financial resources in securing a firm commitment on financing, but as of the date of the financials no firm commitments have been entered into. In addition, management expects to seek other potential joint venture partners or merger candidates that would provide financial, technical and/or marketing resources to enable the Company to realize the potential value of its technology. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

            The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

            Subsequent to April 30, 2000, the Company has raised $73,725 of additional financing (Note 10). The Company also has plans to become publicly trading through a merger.

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Note 3.     ADVANCES PAYABLE

            The Company incurred system development expenses, consisting primarily of salaries for the Company's founders, by assuming advances made to the Company's founders and an entity related through common ownership. These advances were made prior to the Company's formation. The advances are non-interest bearing and due on demand.

Note 4.     LOANS PAYABLE

            The Company's loans payable of $111,041 at April 30, 2000, are due and payable once the Company becomes publicly traded on the NASDAQ OTC market. Payment of the balance is to be made by issuing shares of Company common stock at a price of $.85 per share for a total of 130,635 shares. The loans are non-interest bearing.

Note 5.     RECEIVABLE FOR COMMON STOCK

            On March 7, 2000, the Company issued 2,000,000 shares of common stock in exchange for $200 in receivables. The receivables are non-interest bearing and due on demand. The receivables are carried in the balance sheet as a reduction to the corresponding common stock.

Note 6.     INCOME TAXES

            The Company's provision for income taxes consists of the following:


                   Currently payable                                          $     -0-
                   Deferred taxes                                                52,000
                   Valuation allowance                                          (52,000)
                                                                              ---------
                                                                              $     -0-
                                                                              =========

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Note 6.     INCOME TAXES (continued)

            Income tax at the federal statutory rate is reconciled to the Company's actual income tax provision as follows:


                   Federal income tax benefit at statutory rate                    34 %
                   Valuation allowance                                            (34)%
                                                                               -------
                                                                                    0 %
                                                                               =======


            The Company's total deferred tax assets at April 30, 2000, consist of $52,000 associated with start-up costs capitalized for income tax purposes offset by a $52,000 valuation allowance. The valuation allowance will be evaluated each year considering evidence about whether the asset will be realized.

Note 7.     LOSS PER SHARE

            Basic loss per share is calculated by dividing the net loss to the common shareholders by the weighted average number of shares outstanding for the period. Diluted loss per share reflects the potential dilution of securities that could share in earnings of an entity such as convertible debt, stock options and warrants. Diluted loss per share is the same as basic loss per share as all contracts to issue shares were anti-dilutive.

Note 8.     RELATED PARTY TRANSACTIONS

            The Company incurred system development expenses, consisting primarily of salaries for the Company's founders, by assuming a loan payable to a stockholder's parent in the amount of $96,555. These funds were borrowed by the stockholder and an entity related to the Company through common ownership. The funds were expended prior to the Company's formation by these parties in conjunction with the development of the concept, programming, data base and web site that are intended to be used by the Company. The loan was repaid by the Company prior to April 30, 2000. Since its formation, the Company has utilized office facilities provided to it at no expense by the stockholders.

                             ISEMPLOYMENT.COM, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                            Period from March 7, 2000
                      (Date of Inception) to April 30, 2000

Note 9.     FAIR VALUE OF FINANCIAL INSTRUMENTS

            The carrying value of cash and accounts payable approximates fair value due to their short term nature. The fair value of the loans payable and advances payable are not determinable because quoted market prices are not available and the cost of obtaining an independent valuation is excessive.

Note 10.    SUBSEQUENT EVENTS

            Lease Agreement

            The Company entered into a five year lease for office facilities in Windsor, Ontario effective June 1, 2000. The lease calls for rent of $66,000 (Canadian) per year or approximately $42,000 (U.S.) at current exchange rates.

            Financing

            Subsequent to April 30, 2000, the Company raised additional funds of $73,725 through loans payable in common shares totaling 86,735.

Note 11.    YEAR 2000 CONVERSION (UNAUDITED)

            The Company recognizes the need to ensure its operations will not be adversely impacted by the year 2000 software failures.

            The Company's accounting software and certain other applications used in its operations were purchased from outside vendors. Management believes that these applications are Year 2000 compliant. As a result, management of the Company does not believe that the Year 2000 issue will have an adverse impact on its financial statements or on its operations.

        (b) Pro Forma financials are set forth below.

                             ISEMPLOYMENT.COM, INC.
                   (Formerly known as Magical Marketing, Inc.)
                        Unaudited Pro-Forma Balance Sheet
                                 April 30, 2000




                                        Magical        ISEmploy-      Pro-Forma
                                        Marketing             ment.com
                                                                                        Adjustments
                                      Historical       Historical           (Note 2)      Combined
                                    ---------------  ---------------   --------------   -----------

Current Assets:
  Cash                                  $               $     2,037                     $     2,037
                                        -----------     -----------                     -----------

      Total current assets                                    2,037                           2,037

  Deposits                                                    8,442                           8,442
                                        -----------     -----------                     -----------

      Total assets                      $               $    10,479                     $    10,479
                                        ===========     ===========                     ===========


Current Liabilities:
  Accounts payable                      $               $    10,200                     $    10,200
  Advances payable                                           42,147                          42,147
  Loans payable                                             111,041                         111,041
                                        -----------     -----------                     -----------

      Total current liabilities                             163,388                         163,388
                                        -----------     -----------                     -----------


Stockholders' Deficit:

  Common stock                                1,000             200      $     (600)            600
  Paid-in capital                               955                          (1,355)           (400)
  Receivable for common stock                                  (200)                           (200)
  Deficit accumulated during
    the development stage                    (1,955)       (152,909)          1,955        (152,909)
                                        -----------     -----------      ----------     -----------

      Total stockholders' deficit                          (152,909)            -0-        (152,909)
                                        -----------     -----------      ----------     -----------

      Total liabilities and
        stockholders' deficit           $               $    10,479      $      -0-     $    10,479
                                        ===========     ===========      ==========     ===========

                             ISEMPLOYMENT.COM, INC.
                   (Formerly known as Magical Marketing, Inc.)
                   Unaudited Pro-Forma Statement of Operations
                        Four Months Ended April 30, 2000



                                        Magical         ISEmploy-          Pro-Forma
                                        Marketing                ment.com
                                                                                        Adjustments
                                       Historical       Historical         (Note 2)        Combined
                                     ---------------  ---------------  --------------   ----------

  Systems development costs             $               $   140,136                      $   140,136

  General and administrative costs                           12,773                           12,773
                                        -----------     -----------                      -----------

      Loss before income taxes                              152,909                          152,909

  Income taxes
                                        -----------     -----------                      -----------
      Net loss                          $               $   152,909                      $   152,909
                                        ===========     ===========                      ===========


  Basic and diluted loss per share      $               $         .08                    $         .25
                                        ===========     =============                    =============

                             ISEMPLOYMENT.COM, INC.
                   (Formerly known as Magical Marketing, Inc.)
                   Notes to Unaudited Pro-Forma Balance Sheet
                           and Statement of Operations

Note 1.    ACQUISITION AND GENERAL

           On June 30, 2000, ISEmployment.com, Inc. (ISEmployment), a Delaware corporation, and Magical Marketing, Inc. (Magical Marketing), a Wyoming corporation, merged with Magical Marketing as the surviving corporation. Magical Marketing issued 400,000 shares of its common stock for all 2,000,000 outstanding shares of ISEmployment. As part of the merger transaction, 800,000 shares of Magical Marketing common stock were purchased and retired and Magical Marketing changed its name to ISEmployment.com, Inc.

Note 2.    PRO-FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS

           ISEmployment was not incorporated until March 7, 2000 and did not begin its development stage activities until April 28, 2000. Accordingly, pro-forma information for the year ended December 31, 1999, and the quarter ended March 31, 2000 is the historical information presented by Magical Marketing: The accompanying unaudited pro-forma balance sheet and statement of operations is presented as of April 30, 2000 and for the four months then ended as if the merger occurred on March 7, 2000, the date of formation of ISEmployment.

           Since Magical Marketing has no assets and minimal activity, the merger is accounted for as a reverse acquisition.

        (c) The Exhibits to this Report are listed in the Exhibit Index set forth below.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISEMPLOYMENT.COM, INC.

By:  /s/ Scott Murray
   ----------------------------
    Scott Murray
    President and CEO

July 14, 2000

                                  EXHIBIT INDEX

2.1 Plan of Merger between ISEmployment.com, Inc. and the shareholders of Magical Marketing, Inc., dated June 30, 2000

3.1 Articles of Incorporation of ISEmployment.com, Inc. (Incorporated by reference from Registrant's exhibits 3.1 and 3.2 to the Registration of Securities on Form 10-SB, filed December 22, 1999)

3.2 By-Laws of ISEmployment.com, Inc. (Incorporated by reference from Registrant's exhibit 3.3 to the Registration of Securities on Form 10-SB, filed December 22, 1999)